Exhibit 99.2

 Investor Day 2023Sustaining Profitable Growth:The Next Wave  May 15, 2023

 Sustaining Profitable Growth: The Next Wave  Topic  Speaker  Welcome and Introduction  Joe Krocheski  Sustaining Profitable Growth  Joe Zubretsky  Compelling Financial Profile  Mark Keim  Executive Q&A  Joe Zubretsky  Mark Keim

 Cautionary Statement  Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:  This presentation and the accompanying oral remarks include forward-looking statements regarding, without limitation, the Company’s growth strategy and long-term outlook, the realization of embedded earnings, the achievement of our future premium targets, the sustaining of our profit margins, future RFPs, our M&A and acquisitions pipeline, future Medicaid rates and carve-ins, our 2023 guidance, Medicaid redeterminations or reverifications, and the Company’s general business plans. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward looking statements contained in the Private Securities Litigation Reform Act of 1995. Readers and listeners are cautioned not to place undue reliance on any forward-looking statements as forward-looking statements are not guarantees of future performance, and the Company’s actual results may differ materially due to numerous known and unknown risks and uncertainties. Those risks and uncertainties are discussed under Item 1A in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and also in the Company’s quarterly reports, current reports, and other reports and filings with the Securities and Exchange Commission, or SEC. These reports can be accessed under the investor relations tab of the Company’s website or on the SEC’s website at www.sec.gov. All forward looking statements in this presentation represent management’s judgment as of May 15, 2023, and, except as otherwise required by law, the Company disclaims any obligation to update any forward-looking statements to conform the statement to actual results or changes in its expectations..

 Sustaining Profitable Growth   Joe Zubretsky  President and Chief Executive Officer

 Our Historical Performance  Our trailing three-year performance has exceeded our long-term targets  What We Delivered 2020 to 2023G  20% Premium revenue CAGR   $4B of growth in current footprint  $3B realized new RFP wins  $7B realized from acquisitions   4.5% average adjusted pre-tax margin  24% Adjusted EPS CAGR   59%  Bronze  Silver  What We Said We Would Do  13% - 15% premium revenue growth, driven by:  Organic growth in our current footprint  Strategic initiatives  Accretive acquisitions  4% - 5% Adjusted pre-tax margins  15% - 18% EPS growth

 Our Performance Outlook  Continued execution of growth strategy with updated premium revenue target of $46 billion in 2026 while sustaining margin profile  How We Will Do It  Maintain our balanced approach to growth   Realize $4.5B of premium from recent RFP wins  Harvest $4.50 of new store embedded EPS  Sustain our industry leading margin profile  Execute the Molina Playbook   59%  Bronze  Silver  What We Will Do – The Next 3 Years  13% - 15% premium revenue growth, driven by:  Organic growth in our current footprint  Strategic initiatives  Accretive acquisitions  4% - 5% Adjusted pre-tax margins  15% - 18% EPS growth

 Sustaining Profitable Growth  Our Value Creating Franchise  Retrospective  Performance Excellence   Our Performance Outlook  The Growth Model  Current Environment

 Our Value Creating Franchise

 Franchise  Leading pure-play, government-sponsored managed care franchise with depth, breadth and scale  125Ranking  $32B  Premium Revenue  2023G  5.1MMembers  YE 2023  22States  2024  3Products  Medicaid, Medicare and Marketplace

 Balanced Portfolio  6-10%  >10%  5% or less  Percent of Total Premium Revenue  $32B   2023G Premium   13%  Medicare   5%  Marketplace  82%  Medicaid  Synergistic Medicare and Marketplace Segments Complement Medicaid   Well Diversified 22 State Portfolio  Increasingly geographically diversified portfolio of complementary product segments, with Medicaid as the flagship   2024 Start

 Portfolio Synergies  Synergistic product segments provide member continuity and leverage common capabilities  Federal Poverty Level  400 -  250 -  138 -  100 -  150 -  MAPD  Duals  Medicaid   Marketplace  (low subsidy)  Marketplace Target  (max subsidies)  MAPD Target (low-income)  <65  >65  Continuity for   “age ins”  Mobility as income levels change  Age

 Retrospective

 Premium Revenue Growth  Our trailing three-year growth has exceeded our long-term targets  8% - 10%  5%  13% - 15%  10%  10%  20%  2020 - 2023G Achieved  2021 IR Day LT Target

 Organic Premium Revenue Growth  We have delivered total organic growth at the high end of our long-term target  2021 IR Day LT Target  2020 - 2023G Achieved  8% - 10%  5% - 8%  11% - 13%  8% - 10%  10%  2%  12%  12%  Weighted Total  Marketplace  Medicare  Medicaid

Molina Wins

Proven success retaining existing contracts and delivering new store growth with RFP wins and accretive acquisitions

Reprocurements


WA
TX ABD
OH
MS

New Procurements

$3B Premium Realized 2021-2023G


NV
IA
KY

Announced M&A

$7B Premium Realized 2021-2023G

Magellan COMPLETE CARE.

PASSPORT HEALTH ★ PLAN

Affinity Health Plan

Cigna.

AgeWell NEW YORK HEALTH PLANS

my choice WISCONSIN

$4.5B Premium To Be Realized 2024-25


CA


IA
NE
IN LTSS

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 Premium Revenue Growth  20% trailing 3-year CAGR was well balanced between organic growth and M&A  2020  Current Footprint  Strategic Initiatives  M&A  2023G  $18  $32  In $ Billions  Organic

 Adjusted EPS Growth  Trailing 24% EPS CAGR driven by current footprint and realization of new store embedded earnings  >$20.25  $17.92  $10.67  $13.54  New Store Realized   ($1.00)  ($1.50)  ($1.00)  New Store Additions  $1.00   $4.00  $0.50  Ending Balance  $2.50  $2.50  $5.00  $4.50  Realized New Store  Organic growth in current footprint

 Current Environment

 Government Managed Care Market  Our addressable markets exceed $1 trillion in annual spend with attractive and durable growth  $443B  58M  Members  Members  Spend  $460B  31M  Spend  Members  16M  $105B  Sources: CBO, CMS and NHE  Spend  8%   Projected Long-term CAGR  9%   Projected Long-term CAGR  5%   Projected Long-term CAGR  Marketplace  Managed Medicare  Managed Medicaid  2023  2023

Molina Market Share Opportunity

Large enough for scale and relevance yet with significant local market share growth opportunity in all segments

	Medicaid	Medicare	Marketplace
National Market Share	~6% #4 Nationally	~3% #7 Nationally	~2% Top 15 Nationally
Average State Market Share – Molina	~10%	~4%	~3%
Average State Market Share – Top Competitors	~10% - 25%	~10% - 30%	~5% - 20%

Sources: Health Management Associates, State-reported data, CMS and Decision Resources Group

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 Political and Regulatory Environment  The political and regulatory environment strongly favors the social safety net of government- sponsored healthcare  Medicaid  Commitment to continuity of coverage during redetermination  Continuing penetration of managed care through carve-ins and expansion  Medicare  Recent rate and program changes don’t materially alter long-term growth  Bipartisan program support insulates from drastic change  Marketplace  “Family glitch” fix and extension of enhanced subsidies  Rules to help transition redetermined Medicaid members to Marketplace  Governors  Legislatures  Medicaid and Insurance Regulators  State Level  White House  Congress  HHS and CMS  Federal Level

 The Growth Model  Medicaid / Medicare / Marketplace / Accretive M&A

 Total Growth  Long-Term Premium Revenue Growth - Unchanged  Strong organic growth opportunities complemented by a disciplined acquisition strategy  8% - 10%  5%  13% - 15%  Organic Growth  Weighted Total  Medicare  Marketplace  8% - 10%  5% with Optionality  11% - 13%  8% - 10%  Medicaid

 The Growth Model  Our growth model is well balanced between organic drivers and accretive M&A  ~5%  Bolt-ons in  Core Products Lines  4%  Member Growth and Rate  4% - 6%  New Contracts  Market Share  Penetration  Carve-ins  13% - 15%  Industry Leading Profitable Growth  Current Footprint  Strategic Initiatives  ~2/3 Organic  ~1/3 Accretive M&A

 Medicaid

 Strategic Initiatives  Organic Premium Revenue Opportunity  Medicaid Long-Term Organic Growth  Long-term organic growth rate of 8% - 10% driven by current footprint and strategic initiatives  1  Increase market share  2  Pursue LTSS carve-in and expansion opportunities  3  Win new RFP States  4% - 6%  8% - 10%  ~4%

 Increase Market Share  Focus on fundamental operating tactics to drive significant market share opportunity  Service Area Market Shares  11-15%  6-10%  5% or less  >15%  Engage providers to drive membership loyalty  Improve quality scores to drive auto assignment  Increase voluntary enrollment through community presence and awareness  Maximize retention in redetermination  Retain existing contracts  1%  Increase in Service Area   Market Share  ~$2B  2026 Revenue Opportunity  Actions

Win New RFP States

New State procurement opportunities total ~$60 billion in annual premium revenue by 2026

Contract Inception Year	States	Annual Contract Value
2024	AZ LTSS, GA, NH, NM, FL	**~$30B**
2025	TX STAR Kids, IN ABD, PA, KS, CO, RI	**~$20B**
2026	HI, NC, OR	**~$10B**

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Sizing the New State RFP Opportunity

Significant RFP opportunities and proven track record provide confidence in additional revenue growth from new State contracts

	Outlook	Since 2021 IR Day
2026 total premium revenue RFP opportunity	~$60B	
Pursue subset of opportunities	~40%	~30%
Projected competitive win rate	~50%	~92%
Projected market share	~20%	~30%
2026 Molina premium revenue opportunity	~$2.5B	

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 Molina’s Winning RFP Formula  Our RFP success is built on execution of proven strategy and track record of operational excellence   Target Selection Criteria  1  Size and duration of contract  2  Strength of incumbents  3  Number of awardees  4  Access to high-quality low-cost network  5  Rational rate environment  Winning Formula  Strong proposal writing team  2  Effective ground game that starts two years before RFP  1  Demonstrated track record of program success and leading capabilities   3  Experienced implementation team  4

Pursue LTSS Carve-in and Expansion Opportunities

Numerous LTSS carve-in opportunities and potential expansion as States leverage managed care efficiency

~$26B in Opportunities

LTSS Carve-In Opportunities


TX
NE
NV
OH
MS

Expansion Opportunities


TX
MS
WI
SC
FL

Actions

- Pursue announced carve-in programs
- Leverage Molina's leading LTSS capabilities and growing platform
- Advocate for expansion and additional carve-in programs

~8%
Service Area Market Share

→

~$2B
2026 Revenue Opportunity

Sources: CMS and Company estimates

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 Medicare

 Molina Medicare Product Portfolio  Several products within our growing Medicare segment serve high acuity, low-income populations  Current Molina Medicare States  Product  States  2023G Members  (K)  2023G Premium (B)  ‘20-23G   Premium CAGR  MMP  5  64  $2.1  6%  HIDE/FIDE   8  41  $1.1  54%  D-SNP  9  42  $0.7  18%  Low Income MAPD  17  28  $0.3  94%  Total  18  175   $4.2  19%

 Organic Premium Revenue Opportunity  Strategic Initiatives  Medicare Long-Term Growth  Long-term organic growth rate of 11% - 13% driven by current footprint and strategic initiatives  2  Increase HIDE / FIDE share and penetration of Medicaid footprint  1  Increase D-SNP and low income MAPD market share  4% - 6%  11% - 13%  ~7%  3  Maximize MMP conversion into HIDE/FIDE

 Increase D-SNP and Low-Income MAPD Market Shares  Execution of fundamental operating tactics drives significant market share opportunity  Capture age-ins  Expand direct sales channels  Deepen targeted broker relationships  Strengthen key provider relationships  Improve retention through member engagement  D-SNP and MAPD Service Area Market Share  >5%  2-5%  1% or less  Actions  ~$1B  2026 Revenue Opportunity  1%  Increase in Service Area Market Share

 Increase HIDE / FIDE Share and Penetration of Medicaid Footprint  Penetrating remaining footprint and increasing share in current Molina States provides meaningful growth lever  Targeted introduction of HIDE / FIDE in Medicaid footprint  Expand direct sales channels  Deepen targeted broker relationships  Develop key provider relationships  Actions  ~$1B  2026 Revenue Opportunity  1%  Market Share   Current Molina States with HIDE or FIDE Programs  Current Molina HIDE or FIDE States with scale

 Maximize MMP Conversion into HIDE / FIDE  We will transition MMP members to HIDE or FIDE products in remaining MMP States by 2026  CMS sunsetting MMP demonstrations by 2026  Existing MMP members to be transitioned to alternative integrated HIDE / FIDE products  Molina partnering with States to seamlessly transition members to these integrated Molina products  Market Dynamics  Molina MMP Footprint  CA Conversion Complete

 Marketplace

 Strong Market Growth  Several market dynamics are driving continued growth  Source: CMS, Urban Institute and HHS  Market Dynamics  Enhanced subsidies were extended through 2025  Year-round Special Enrollment Period under 150% FPL was made permanent  The “Family glitch” was fixed, expanding access  Member transitions from Medicaid as redetermination resumes  Market Growth  2020  12.0M  11.4M  2023  55%  56%  2021  2022  14.5M  16.3M  59%  Bronze  Silver  Gold  54%

 Marketplace Risk Pool  Significant challenges to the stability of the Marketplace risk pool in recent years led to our reallocation of capital to attractive Medicaid and Medicare segments  Changes that impacted who could enroll and when were often made after pricing was filed  Regulatory Changes  New players entered with aggressive pricing strategies, then exited after incurring significant losses  Competitor Rotation  Membership churn increased due to multiple regulatory changes, creating pricing and risk adjustment challenges   Membership Churn

Marketplace Option Value

Continued Marketplace presence within Medicaid footprint provides option value for significant revenue growth once risk pools have stabilized

Molina Market Shares



2018
~5%
2022
~2%

Return to 2018 Market Share → **~$2.5B** Revenue Opportunity

Strategic Initiatives

1. Focus on highly subsidized population
2. Maintain presence in Medicaid footprint
3. Prioritize margin discipline
4. Exercise option upon market stabilization

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 Accretive M&A

 Our M&A Platform  M&A is a key element of our long-term premium growth outlook  3  M&A generally as accretive as new procurement economics  4  Previously announced purchase prices are highly capital efficient  1  Ample excess cash flow internally funds acquisitions  2  We buy long-dated revenue streams  6  Expert integration teams ensure accretion targets are achieved  5  Underperforming properties yield “sweat equity” accretion

 Acquisition Pipeline  Acquisition pipeline remains robust with many remaining opportunities  Strategic Fit and Synergies  Large franchise opportunities  Bolt on plans  Turnaround opportunities  ~300 Government Health Plans   Near-Term Target List  1  Numerous acquisition opportunities remain  4  2026 revenue target assumes additional ~$4.5 billion of acquired revenue  3  Capitated risk, not services or vertical integration  2  Turnarounds provide attractive economics

M&A Track Record

Seven transactions sequenced for manageable integration


Announced
Closed
2019
2020
2021
2022
2023
YourCare Health Plan
Magellan Complete Care
Passport Health Plan
Affinity Health Plan
Cigna Texas Medicaid
AgeWell New York
My Choice Wisconsin
YourCare Health Plan
Passport Health Plan
Magellan Complete Care
Affinity Health Plan
Cigna Texas Medicaid
AgeWell New York
My Choice Wisconsin Estimated Mid-2023

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Confidential
45

 Performance Excellence

 Performance Excellence – The What  We commit to excellent performance across many dimensions  4  Deliver high-quality healthcare and member experience  3  Target 4% - 5% enterprise pretax margins   1  Maintain target segment MCRs  2  Drive G&A ratio below 7%  5  Maintain pristine compliance

 Performance Excellence – The How  Molina achieves and sustains growth and margins while providing quality healthcare  4  Build Industry-Leading Team and Winning Culture  3  Execute the Molina Playbook  1  Focus on the Fundamentals of Managed Care  2  Deliver Value Added Products and Services

 Performance Excellence - Execution  Larry Anderson  Human Resources  Deb Bacon  Medicare & Marketplace  Jeff Barlow  Legal  Jason Dees  Medical Affairs  Amir Desai  Information Technology  Carolyn Ingram  Marketing  Mark Keim  Finance and Strategy  Ron Kurtz  Chief of Staff  Dave Reynolds  Regional Health Plans  Marc Russo  Medicaid Health Plans  Suzette Valentine  Integration and Innovation  Jim Woys  Health Plan Services  Joe Zubretsky  President & CEO  The Roster  Operating Model  Management Process  Organization Design  Talent  Leadership Values  Decision Rights  “The Molina Manifesto”  Proven leadership team and execution of Molina Playbook drive sustainable value creation   The Playbook

 Our Performance Outlook

 Our Performance Outlook  Continued execution of growth strategy with updated premium revenue target of $46 billion in 2026 while sustaining margin profile  How We Will Do It  Maintain our balanced approach to growth   Realize $4.5B of premium from recent RFP wins  Harvest $4.50 of new store embedded EPS  Sustain our industry leading margin profile  Execute the Molina Playbook   59%  Bronze  Silver  What We Will Do – The Next 3 Years  13% - 15% premium revenue growth, driven by:  Organic growth in our current footprint  Strategic initiatives  Accretive acquisitions  4% - 5% Adjusted pre-tax margins  15% - 18% EPS growth

 Compelling Financial Profile  Mark Keim  Chief Financial Officer

 Compelling Financial Profile  Strong Capital Foundation and Discipline  Long-Term Margin Targets  Value Creation Model   2023 Guidance and Revenue Outlook

 Long-Term Margin Targets

 Medical Care Ratio  87.5% - 88.5%  <7%  4% - 5%  Pre-Tax Margin  Long-Term Margin Targets  We will grow premium at 13% - 15% and maintain our current margin profile  Weighted Total  At current portfolio mix  Medicare  Marketplace  87.5% - 88.5%  78% - 80%  87% - 88%  88% - 89%  Medicaid

 Medicaid Rate Environment  Core rates are expected to remain actuarially sound with many COVID-era risk sharing corridors now expired  Medical Cost Mechanisms  COVID-era corridors eliminated in all but three States  Remaining COVID-era corridors constrain current EPS by ~$2.00  Continuation of legacy minimum MLRs and experience rebate mechanisms  Prospective rate setting, consistent with pre-pandemic methodology  Rates reflect “actuarially sound” trend projection  Expect off-cycle rate adjustments if redetermination shifts trend  Core Rates

 Medicaid Margin Sustainability  Rate setting on total market population allows Molina to continually drive MLR outperformance  Example Market MLRs  25%  25%  25%  25%  Molina Outperformance  Market Risk Pool  Cost trend included in rates as CMS requires rate setting to be actuarially sound  State actuarial processes set rates on total program population, not individual MCO’s  Molina’s sustainable, best in class margins driven by continually outperforming total State populations  All plans must satisfy quality requirements

 Redetermination Trend Impact  Numerous factors are expected to mitigate potential trend impact from redetermination  MCR Drivers  Cohort analysis indicates minimal exposure  Mix effect of lower PMPM members disenrolling reduces impact  Gradual disenrollment dilutes any potential 2023 impact ahead of normal rate cycle adjustments  Experience rebates and minimum MLRs serve as a buffer  Off-cycle and normal course rate adjustments address any cost trends for 2024  88.0%  87.4%  88.0%  88.5%  88.7%  Reported Medicaid MCRs

 Redetermination Cohort Analysis  Cohort analysis indicates minimal exposure in Expansion and TANF / CHIP  40%  Unchanged  Up Slightly  Medicaid Revenue Mix  Members with greater than   1-year duration  Members with less than   25% MCR  Unchanged  Members with   coordination of benefits  Negligible  Potential Trend Impact  ABD  30%  Up Slightly  Up Slightly  Up Slightly  Minimal  Expansion  30%  Up Slightly  Unchanged  Up Slightly  Minimal  TANF / CHIP

 Disenrollment Timing and Rate Cycle  Mid-year disenrollments come in advance of rate cycles, providing ample time for data-driven rate setting  Confidential  Redetermination Timeline  2023 Apr  May  Jun  Jul  Sep  Oct  2024   Jan  May  1  3  9  4  CMS Completion Deadline  52%  14%  10%  14%  10%  MOH States Beginning Disenrollment  Premium Revenue by New Fiscal Year / Rate Cycle

  Operating Focus  State-of-the-art medical economics platform  Utilization management  High-acuity care management  Centers of Excellence for BH, Rx and LTSS  Core technology, automation and quality  Value based contracting  Medical Cost Management  Numerous capabilities drive medical cost efficiencies with focus on high-acuity populations  Risk Adjustment  Care Management  Analytics  Network  Pharmacy  Utilization   Management  Quality  Payment Integrity  Operating Focus

 Member and provider experience  New business development  M&A integration  Medical economics and data analytics  Population health  Automation and process redesign  Digitization  Centralization to Center of Excellence  Transparency and discipline  Outsourcing commodity services  Expense Management  Leveraging the Base  Building Capabilities  G&A Expense Management  Continued expense management and operating leverage drive lower G&A ratio while building capabilities for continued outperformance  50%  Variable  50%Fixed  +  -

 G&A Leverage Geography  New States leverage corporate cost structure while significant growth in legacy States doubles the operating leverage through corporate and local cost structures  Full Year 2021E  New State Growth  Legacy State Growth  Example G&A Ratios  3.5%  3.5%  Stand-Alone Health Plan  1.75%  3.5%  Pro Forma  Corporate  Costs  Local   Costs  7.0%  5.3%  Corporate Cost Leverage  Stand-Alone Health Plan  Pro Forma  Corporate  Costs  Local   Costs  7.0%  3.5%  Corporate Cost Leverage  Local Cost Leverage  3.5%  3.5%  1.75%  1.75%

 2023 Guidance and Revenue Outlook

 Embedded Earnings Power  2023 Guidance and 2024 Building Blocks  Adjusted EPS of at least $20.25 forms solid jump off for next year. 2024 EPS building blocks include current footprint, New Store growth, absence of implementation costs and redetermination  Full Year 2021E  Affirming Guidance  New Store Growth  New Contract Wins (CA, IA, NE, IN)  >$4.00  Acquisitions (AgeWell & My Choice WI)  $0.50  Total New Store Growth  >$4.50  New Store Implementation Costs  $0.75  Redetermination  ($0.65)  COVID-Era Corridors  ~$2.00  Premium Revenue  $32B  Total Revenue  $33B  Adjusted EPS  At least $20.25  MCR %  87.8%  G&A %  7.1%  Pre-tax Margin %  4.8%

Medicaid Redetermination

We expect 2023 premium revenue impact of ~$0.5 billion and an additional ~$1.1 billion in 2024

Timing	Duration	Eligibility
Redeterminations restarted in February, with first terminations effective April. States share timelines	CMS requires States to complete by May 2024	Precedent and cohort analysis suggest retention of many members gained through pause in redetermination

800,000
Members gained organically since beginning of pandemic

12 months

400,000
Estimated 50% of members retained

FY 2022		FY 2023	FY 2024
~$3.5B	Implied Premium Revenue	~$3B	~$1.9B

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 2023G  Current Footprint  RFP Wins  Acquisitions  Redeterminations  Rx Carve-outs  2024 Outlook  $32  Initial 2024 Premium Revenue Outlook  Known building blocks provide line of sight to 13% premium revenue growth in 2024 before additional strategic initiatives  >$36  Iowa - $0.9B  Indiana - $0.5B  Nebraska - $0.6B  California - $2.0B  My Choice Wisconsin   full year  ($1.1)  In $ Billions  ($0.3)

 2023G  Current Footprint  Announced  Identified  M&A  2026 Before Regulatory Headwinds  Redetermination and Rx Carve-outs  2026 Target  $47.5  2026 Premium Revenue Target  Premium revenue target drives 14% CAGR before absorbing regulatory headwinds with high visibility to significant portion of revenue drivers  Strategic Initiatives  Iowa - $0.9  Indiana - $1.0  Nebraska - $0.6  California - $2.0  $46  $32  In $ Billions  ($1.4)

 2026 Strategic Initiative Opportunity  Targeted 2026 premium revenue requires execution of less than 25% of identified strategic initiatives  $2.5  $2.0  $6.5  $11  2026 Premium Revenue Opportunity  Gap to 2026 Premium Revenue Target   $2.0 Increase market share  $2.5 Win new RFP States  $2.0 Pursue carve-in and expansion opportunities  $1.0 Increase D-SNP and MAPD market share  $1.0 Increase HIDE/FIDE share and penetrate Medicaid footprint   - Maximize MMP conversion into HIDE/FIDE  $2.5 Optionality  $2.5  Marketplace  Medicare  Medicaid  In $ Billions

 Strong Capital Foundation and Discipline

Strong Capital Foundation

Strong balance sheet provides foundation for stability and growth

1Q23 Credit Stats	
Net Debt to EBITDA Ratio	1.5x
Net Debt / Capitalization	~39%
Revolver Capacity	$1B

Reserve Strength	
Reserves at 3/31/23	$3.8B
Days in Claims Payable	48 Days

Acquisition Capacity	
2023 Parent Company Cash	~$500M
Debt Capacity	~$2.0B
Total Deployable Capital	~$2.5B

Recurring Parent Cash Flow	
2023 Dividends to Parent	>$800M
Dividend to Net Income Conversion	80% - 100%

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 Capital Deployment Discipline  Capital is deployed to highest return opportunities  EPS Accretion  Long-Term Target   Capital Allocation  Organic growth is the highest priority  Most efficient use of capital to grow  All lines of business are high growth  Re-invest in Business  25%  Robust pipeline  Disciplined approach  Strategic fit and operational synergies  Accretive Acquisitions  50%  Share repurchases  Return to Shareholders  25%

 Value Creation Model

 Total Growth  Long-Term Premium Revenue Growth - Unchanged  Strong organic growth opportunities complemented by a disciplined acquisition strategy  8% - 10%  5%  13% - 15%  Organic Growth  Weighted Total  Medicare  Marketplace  8% - 10%  5% with Optionality  11% - 13%  8% - 10%  Medicaid

 Long-Term EPS Growth  Strong revenue and earnings growth off 2023 outlook, enhanced by operating leverage and share repurchases  Premium Revenue Growth  13% - 15%  Hedge to Margins / Operating Leverage  0% - 1%  Net Income Growth  13% - 16%  Share Repurchases  ~2%  EPS Growth  15% - 18%

Value Creation Model

Highly efficient capital generation and deployment model creates significant value

Organic	Acquisitions	Enterprise
– Strong market growth trends – Numerous strategic initiatives – Capitalized at <10% of revenue – Low volatility	– Numerous pipeline opportunities – Announced acquisitions at attractive valuations, averaging 22% of revenue – Turnaround opportunities drive strong EPS accretion	– Cost structure yields significant operating leverage – High conversion of net income to cash flow – Attractive capital redeployment opportunities
8% - 10% revenue growth ~60% levered ROE	~5% revenue growth ~20% levered ROE	13% - 15% revenue growth 15% - 18% EPS growth

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 Investment Thesis  Strong growth, sustained margins and disciplined capital management form the core of shareholder return  Pure play government sponsored healthcare  Legacy and new market opportunities  Double digit revenue growth  Attractive margins and operating leverage  High return capital deployment  Proven management team

 Executive Q&A

Reconciliation of Non-GAAP Financial Measures

Adjustments represent additions and deductions to GAAP net income as indicated in the table below, which include the non-cash impact of amortization of acquired intangible assets, acquisition-related expenses, and the impact of certain expenses and other items that management believes are not indicative of longer-term business trends and operations. Managements opinions on business trends and operations can change, so the adjustments included in the table will not be consistent from period to period.

	2020	2021	2022	2023G (1)
Net income per diluted share	$ 11.23	$ 11.25	$ 13.55	$ 19.02
Adjustments:				
Amortization of intangible assets	0.26	0.83	1.32	1.55
Acquisition-related expenses	0.37	1.59	0.83	0.08
Impairment (2)	-	-	3.56	-
Loss on debt repayment	0.26	0.43	-	-
Marketplace risk corridor judgment	(2.14)	-	-	-
Other (3)	0.51	0.16	-	-
Subtotal, adjustments	(0.74)	3.01	5.71	1.63
Income tax effect	0.18	(0.72)	(1.34)	(0.40)
Adjustments, net of tax	(0.56)	2.29	4.37	1.23
Adjusted net income per diluted share	$ 10.67	$ 13.54	$ 17.92	$ 20.25

(1) 2023 Guidance updated on April 26, 2023
(2) Resulting from the Company's plan to reduce its leased real estate footprint
(3) 2020 includes charitable contribution, premium deficiency reserves, and restructuring costs. 2021 includes change in premium deficiency reserves, loss on sale of property, and restructuring costs. 2022 includes gain on lease termination and disposal of fixed assets

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